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                                                                 Exhibit 10.10.2


                                 Promissory Note
                                 ---------------



     $5,000                   Toronto, Ontario             October 6th 1998
------------------      ----------------------------    -----------------------

One-year after date, for value received, the undersigned promises to pay to Space Systems International Corp, the sum of 5,000 dollars U.S.

This is for Payment of 25,000 Shares Valued at .20 Dollars per Share for the Following Receipts: Howard Gotlib [15,000] & Francis/Herb Steiner [10,000].


                                             /s/ Barry Berman
                                             ---------------------------------
                                             DR. BARRY BERMAN

                                             1131 STEELES AVE. W. PH 104

                                             TORONTO ONT. M2R3W8